Commitments and Contingencies - Summary of Future Minimum Rentals Under Leases (Detail) - Building Lease Agreement [Member] $ in Thousands	Dec. 31, 2016 USD ($)
2018	$ 416
2019	1,510
2020	1,819
2021	1,875
2022	1,833
Thereafter	3,137
Operating Leases, Future Minimum Payments Due, Total	$ 10,590